Exhibit 99.1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T03567-TBD For Against Abstain ! ! ! 2. The approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient ! ! ! votes at the time of the special meeting to approve the merger proposal, or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Finward shareholders (the “adjournment proposal”). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1. The approval of the transactions contemplated by the merger agreement by and between First Financial Bancorp. and Finward Bancorp, dated July 21, 2026, including the merger of Finward Bancorp with and into First Financial Bancorp. (collectively, the “merger proposal”). NOTE: In accordance with their discretion, the proxies are authorized to vote upon all other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. The Board of Directors recommends you vote “FOR” Proposals 1 and 2. FINWARD BANCORP C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717-0718 FINWARD BANCORP VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [•], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FNWD2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [•], 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

T03568-TBD Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement/Prospectus is available at www.proxyvote.com. FINWARD BANCORP Special Meeting of Shareholders [•], 2026, [•], local time This proxy is solicited by the Board of Directors I, the undersigned shareholder of Finward Bancorp (the “Company”), having received notice of a special meeting of the shareholders and an accompanying proxy statement/prospectus, revoking any proxy previously given, do hereby nominate, constitute and appoint, each of [•] and [•], my true and lawful attorney and proxy, each with full power of substitution, for me and in my name, place and stead to vote all of the shares of common stock of the Company, no par value per share, standing in my name on its books on [•], 2026, at a special meeting of the shareholders of the Company, to be held via the internet at www.virtualshareholdermeeting.com/FNWD2026SM, on [•], 2026, at [•], Central Time (the “Special Meeting”), and at any adjournment or postponement thereof, with all powers the undersigned would possess if personally present. This proxy will be voted as directed, but if this proxy is executed and no instructions are given, it will be voted “FOR” Proposals 1 and 2 and in the discretion of the proxy holders on any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. Continued and to be signed on reverse side